                               EXHIBIT NUMBER 10.7
                               -------------------



                       FIRST AMENDMENT TO CREDIT AGREEMENT

               THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of March 1, 2001, is made by and among ELGIN NATIONAL INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the Guarantors party to the Credit Agreement (as defined below), the Banks party to the Credit Agreement, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks (the "Agent").

                              W I T N E S S E T H:

               WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of September 24, 1993, as amended and restated as of January 18, 2001, by and among the Borrower, the Guarantors, the Banks, and the Agent (the "Credit Agreement") and desire to amend the terms thereof as set forth herein.

               NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.        Definitions.

               Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2.        Amendment of Credit Agreement.

               (a)         Clause (a) Section 1 [Issuance of Letter of Credit;
                           Adjustment for Currency Fluctuations] of Exhibit 2.9 [Letter of Credit Provisions] is hereby amended by adding the following at the end of such Clause (a):

                                    "Schedule 2.9(1)(a) hereto includes that
                           certain irrevocable standby letter of credit dated as of December 31, 2000 which PNC Bank issued for the account of certain of the Loan Parties prior to the Closing Date (the "Existing Letter of Credit"). The Existing Letter of Credit shall be a Letter of Credit hereunder on and after the Closing Date and the provisions of this Exhibit 2.9 shall apply to such Existing Letter of Credit."

               (b) Clause (b) of Section 1 [Issuance of Letters of Credit; Adjustment for Currency Fluctuations] of Exhibit 2.9
                    [Letter of Credit Provisions] is hereby amended and restated as follows:

                         "If at any time, and solely as a result of currency
                    fluctuations relating to one or more Letters of Credit denominated in a currency other than Dollars, the Letters of Credit Outstanding exceed $10,500,000, then Borrower shall deposit in an non-interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount such that the Letters of Credit Outstanding minus the amount so deposited does not exceed $10,000,000. Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in all such cash, deposit and account, and the proceeds thereof, as security for such Obligations. Upon such time as the Letters of Credit Outstanding no longer exceed $10,000,000 and provided there exists no Potential Default or Event of Default, the Agent shall return the cash collateral which was provided in connection with this Clause (b) to the Borrower."

3. Representations and Warranties. The Loan Parties hereby represent and warrant to the Banks as follows:


          A. The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date; and

          B. The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon the Loan Parties or any of their property; and, no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Amendment.

4. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

          A. Fees and Expenses. The Borrower shall pay or cause to be paid to the Agent the reasonable costs and expenses of the Agent including, without limitation, reasonable fees of the Agent's counsel in connection with this Amendment.

          B. Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, and the Agent shall have received from the Borrower and the Required Banks all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

     C. No Default. As of the date hereof, no Event of Default or Potential Default has occurred and is continuing and Borrower by executing this Amendment confirms the same and also confirms the accuracy of the representations and warranties in Section 3 above.

5. Amendment. The Credit Agreement and other Loan Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby.

6. Force and Effect. Borrower reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Loan Parties confirms that all such documents have remained in full force and effect since the date of their execution.

7. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

8. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. Effective Date. This Amendment shall be effective as of and shall be dated as of the date of satisfaction of all conditions set forth in Section 4 of this Amendment.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         [SIGNATURE PAGE 1 OF 4 TO FIRST AMENDMENT TO CREDIT AGREEMENT]


         IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

ATTEST:                                        ELGIN NATIONAL INDUSTRIES, INC.


/s/ Barbara A. Matula                          By: /s/ Lynn C Batory
-----------------------------------               ----------------------------
Name: Barbara A. Matula                        Name: Lynn C. Batory
    -------------------------------                ---------------------------
Title: Admin. Asst.                            Title:  Secretary
     ------------------------------                 --------------------------

[Seal]


                                                EACH GUARANTOR LISTED ON
                                                SCHEDULE 1 HERETO



/s/ Barbara A. Matula                           By: /s/ Lynn C. Batory
------------------------------------               ----------------------------
Name: Barbara A. Matula                         Name: Lynn C. Batory
    --------------------------------                ---------------------------
Title: Admin. Asst.                             Title:  Secretary
     -------------------------------                  -------------------------

                                   SCHEDULE 1

CABELL CONSTRUCTION COMPANY
CENTRIFUGAL SERVICES, INC.
CLINCH RIVER CORPORATION
ENI INTERNATIONAL, LTD
ELGIN INTERNATIONAL, LTD
LELAND-POWELL FASTENERS, INC.
MINING CONTROLS, INC.
NORRIS SCREEN AND MANUFACTURING INC.
PRECISION SCREW & BOLT, INC.
ROBERTS & SCHAEFER COMPANY
ROBERTS & SCHAEFER INTERNATIONAL, LTD
SOROS ASSOCIATES, INC.
SOROS INTERNATIONAL, LTD
TABOR MACHINE COMPANY
THOMPSON-STARRETT CONSTRUCTION COMPANY, INC.
TRANSERVICE, INC.
VANCO INTERNATIONAL, INC.

         [SIGNATURE PAGE 2 OF 4 TO FIRST AMENDMENT TO CREDIT AGREEMENT]


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as Agent



                                        By: /s/ Hana Deiter
                                           -----------------------------
                                        Name: Hana Deiter
                                            ----------------------------
                                        Title: Sr. Associate Director
                                             ---------------------------

         [SIGNATURE PAGE 3 OF 4 TO FIRST AMENDMENT TO CREDIT AGREEMENT]


                                                  BANK OF SCOTLAND



                                                  By: /s/ Hana Deiter
                                                     -------------------------
                                                  Name: Hana Deiter
                                                       -----------------------
                                                  Title:Sr. Associate Director
                                                       -----------------------

         [SIGNATURE PAGE 4 OF 4 TO FIRST AMENDMENT TO CREDIT AGREEMENT]


                                                 NATIONAL CITY BANK



                                                 By: /s/ Hana Deiter
                                                    ------------------------
                                                 Name: Hana Deiter
                                                      ----------------------
                                                 Title:Sr. Associate Director
                                                       ----------------------


                                                          SCHEDULE 2.9(1)(a)

----------------------------------------------------------------------------------------------------------------------




   Standby Letter of           Beneficiary             Issue Date             Expiry Date          Currency Amount
       Credit No.
----------------------------------------------------------------------------------------------------------------------





       5235914PGH           United Engineers            12-31-00                6-30-01              $425,872.19
                           International, Inc.
----------------------------------------------------------------------------------------------------------------------